SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              October 22, 2000
              ------------------------------------------------
              Date of report (Date of earliest event reported)



                        HONEYWELL INTERNATIONAL INC.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


      Delaware                     1-8974                  22-2640650
     ---------                     ------                  ----------
     (State of               (Commission File No.)       (IRS Employer
    Incorporation)                                    Identification No.)

                             101 Columbia Road
                               P.O. Box 4000
                     Morristown, New Jersey 07962-2497
                         Telephone: (973) 455-2000
        ------------------------------------------------------------
                  (Address of Principal Executive Offices)



Item 5.     Other Events.

            On October 22, 2000, Honeywell International Inc., a Delaware corporation ("Honeywell"), and General Electric Company, a New York corporation ("General Electric"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, a wholly owned subsidiary of General Electric will be merged with and into Honeywell, with Honeywell being the surviving corporation of such merger (the "Merger"). As a result of the Merger, Honeywell will become a wholly owned subsidiary of General Electric. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $1.00 per share, of Honeywell (the "Honeywell Common Stock") will be converted into the right to receive 1.055 shares of common stock, par value $0.06 per share, of General Electric (the "General Electric Common Stock").

            In connection with the execution of the Merger Agreement, General Electric and Honeywell entered into a Stock Option Agreement (the "Option Agreement") pursuant to which Honeywell granted General Electric an option (the "Stock Option") to purchase up to approximately 19.9% of the outstanding shares of Honeywell Common Stock exercisable in the circumstances specified in the Option Agreement.

            A copy of the Merger Agreement is attached hereto as Exhibit
2.1 and a copy of the Option Agreement is attached hereto as Exhibit 2.2. The foregoing description of the Merger Agreement and the Option Agreement is qualified in its entirety by reference to the full text of such agreements, each of which is incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement and the Option Agreement was issued on October 22, 2000, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma
            Financial Information and Exhibits.


    (c)     Exhibits

            2.1 Agreement and Plan of Merger, dated as of October 22, 2000, between Honeywell and General Electric.


            2.2 Stock Option Agreement, dated as of October 22, 2000, between General Electric and Honeywell.


            99.1 General Electric and Honeywell Joint Press Release, dated October 22, 2000.


                                 Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 24, 2000


                            HONEYWELL INTERNATIONAL INC.


                            By:/s/ Richard F. Wallman
                               -----------------------------
                            Name:  Richard F. Wallman
                            Title: Senior Vice President and
                                   Chief Financial Officer



                            EXHIBIT INDEX


Exhibit No.             Description

2.1 Agreement and Plan of Merger, dated as of October 22, 2000, between Honeywell and General Electric.


2.2 Stock Option Agreement, dated as of October 22, 2000, between General Electric and Honeywell.


99.1 General Electric and Honeywell Joint Press Release, dated October 22, 2000.